                                                                   EXHIBIT 10.22

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                                  BILL OF SALE

                            ASSIGNMENT OF CONTRACTS,

                                       AND

                              ASSUMPTION AGREEMENT

                                 BY AND BETWEEN

                            HIGHWAY TRANSPORT, INC.,
                            ------------------------
                             AN ALABAMA CORPORATION

                                   ("SELLER")

                                       AND

                                   XRG, INC.,
                             ----------------------
                             A DELAWARE CORPORATION

                                    ("BUYER")

                             EFFECTIVE APRIL 2, 2004

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                                  BILL OF SALE
                             ASSIGNMENT OF CONTRACTS
                            AND ASSUMPTION AGREEMENT

      THIS BILL OF SALE, ASSIGNMENT OF CONTRACTS AND ASSUMPTION AGREEMENT is made as of the 2nd day of April, 2004, and is effective as of the 2nd day of April 2004, by end between Highway Transport, Inc., an Alabama corporation ("Seller"), and XRG, Inc., a Delaware corporation ("Buyer").

                                   WITNESSETH:

      WHEREAS, Seller and Buyer have entered into, executed and delivered an Asset Acquisition Agreement dated March 31, 2004 (the "Agreement"), wherein Seller has agreed to self and Buyer has agreed to purchase the Assets of Seller, and Seller has agreed to assign to Buyer certain of its contracts, agreements and leases and all rights thereunder, and Buyer has agreed to assume certain liabilities of Seller regarding the assets, contracts, agreements and leases, as hereinafter described and defined; and

      WHEREAS, this Bill of Sale, Assignment of Contracts and Assumption Agreement (collectively, "Bill of Sa1e") is being executed and delivered in order to effect (i) the transfer of the Assets to Buyer; (ii) the assignment of contracts, agreements and leases and all rights thereunder; and (iii) the assumption by Buyer of certain liabilities of Seller;

      NOW, THEREFORE, In consideration of Ten and 00/100 Dollars {$10.00) and other good and valuable consideration, the sufficiency of which is hereby acknowledged the parties hereto agree as follows:

      1. Sale and Transfer. Seller hereby sells, assigns, transfers, conveys, sets over and de1ivers to Buyer certain of the tangible and intangible assets of Seller and all rights and interests which are owned by Seller located at Seller's place of business, and certain of the tangible and intangible assets and all rights and interests used or intended to be used in the operation of Seller's business as of the date of the Agreement (collectively, "Assets"), and all existing warranties with respect to the Assets. The Assets shall include, but shall not be limited to all property and assets described In the following categories:

            (a) all Seller furniture, fixtures, equipment, vehicles, computers and other items listed in Exhibit A;

            (b) all Seller shipped contacts and owner-operator contacts and accounts, and any written agreements and contracts that are listed in Exhibit "B" and all rights thereunder;

            (c) all claims, deposits, prepayments, refunds, causes of action, rights of recovery, rights of set off, and rights of recoupment (including any such item relating to the payment of taxes) associated with the Purchased Assets;

            (d) all of Seller's operating authority, franchises, approvals, permits, licenses, leases, registrations, certificates, variances, and similar rights obtained from governments and governmental agencies;

            (e) all of the customer and supplier lists, creative materials, advertising, promotional materials, studies, reports, business plans and marketing plans of Seller;

            (f) all of Seller's intellectual property; and

            (g) all goodwill associated with the foregoing.

            The Assets are subject to no encumbrances, easements, charges, adverse c1aims, liens, mortgages, security interests, or liabilities whatsoever, except those as set forth Exhibit ___ attached hereto and incorporated herein by reference (collectively, the "Permitted Obligations"), of which Buyer will assume. Buyer shall assume no other obligation of Seller unless identified on Exhibit "C".

      2. Assumption of Permitted Obligations. Buyer hereby assumes the Permitted Obligations of Seller relating to the operation of Seller's business, as more particularly described in Exhibit "B".

      TO HAVE AND TO HOLD unto Buyer, its successors and assigns forever.

      This Bill of Sale is an absolute conveyance, the Seller having sold the property to Buyer for a fair and adequate consideration.

      Seller declares and acknowledges that this conveyance is made freely and fairly, and that there are no agreements, oral or written, other than the Agreement and this Bill of Sale, Assignment of Contracts and Assumption Agreement between Seller and Buyer with respect to the Assets.

      Seller hereby covenants to and with Buyer that Seller is the lawful owner of the Assets; that the Assets are free from all encumbrances whatsoever, except as disclosed in the Agreement and the Exhibit "B"; that Seller has good right and lawful authority to sell the Assets; and that Seller will warrant and defend the sale of the Assts hereby made unto Buyer against the lawful claims and demands of all persons and entities whomsoever.

      IN WITNESS WHEREOF, this Bill of Sale, Assignment of Contracts and Assumption Agreement has been duly executed and delivered by the duty authorized officers of Seller and Buyer as of the date first above written.

WITNESSES:                                  SELLER:
                                            Highway Transport, Inc.,
                                            an Alabama corporation

_____________________________               By:_______________________________
Print Name:__________________               Print Name:_______________________
                                            As:_______________________________
_____________________________
Print:_______________________

WITNESSES:                                  BUYER:
                                            XRG, INC.,
                                            A Delaware corporation

_____________________________               By:_______________________________
Print Name:__________________               Print Name:_______________________
                                            As:_______________________________
_____________________________
Print:_______________________

STATE OF _______________)
COUNTY OF ______________)

      The foregoing instrument was acknowledged before me this 5th day of April 2004, by J. MILTON ADAMS as President of HIGHWAY TRANSPORT, INC., an Alabama corporation, who is personally known to me, or who produced a __________________ as identification.

                                               _________________________________
                                               Notary Public
                                               Print Name: _____________________
                                               My Commission Expires:

STATE OF _____________)
COUNTY OF ____________)

      The foregoing instrument was acknowledged before me this 6th day of April, 2004, by KEVIN P. BRENNAN as CEO of XRG, INC., a Delaware corporation, on behalf of said corporation, who is personally known to me, or who produced a _______________ as identification.

                                                ________________________________
                                                Notary Public
                                                Print Name: ____________________
                                                My Commission Expires: